Exhibit 99.1

AFFINIA GROUP INC.

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE

ALL OUTSTANDING PRIVATELY PLACED 7.750% SENIOR NOTES

DUE 2021 ISSUED ON APRIL 25, 2013

FOR AN EQUAL AMOUNT OF ITS 7.750% SENIOR NOTES DUE 2021

WHICH HAVE BEEN REGISTERED

UNDER THE SECURITIES ACT OF 1933, AS AMENDED

THE EXCHANGE OFFER WILL EXPIRE AT THE END OF THE DAY, AT 12:00 A.M. MIDNIGHT, NEW YORK CITY TIME, ON                     , 2013 (THE “EXPIRATION DATE”) UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON                     , 2013.

The Exchange Agent for the Exchange Offer is:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By Registered or Certified Mail:	By Facsimile Transmission:	By Hand Delivery or Overnight Delivery:
c/o Wilmington Trust Company	(302) 636-4139	c/o Wilmington Trust Company
Corporate Capital Markets		Corporate Capital Markets
Rodney Square North	Confirm by Telephone	Rodney Square North
1100 North Market Street	or for Information Call:	1100 North Market Street
Wilmington, DE 19890-1626	(302) 636-6181	Wilmington, DE 19890-1626
Attention: Sam Hamed		Attention: Sam Hamed

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Holders of Eligible Notes (as defined below) should complete this Letter of Transmittal either if Eligible Notes are to be forwarded herewith or if tenders of Eligible Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at the book-entry transfer facility at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer—Book-Entry Delivery Procedures” and “The Exchange Offer—Procedures for Tendering Eligible Notes” in the Prospectus (as defined below) and an “Agent’s Message” (as defined below) is not delivered. If tender is being made by book-entry transfer, the holder must have an Agent’s Message delivered in lieu of this Letter of Transmittal.

Holders of Eligible Notes whose certificates for such Eligible Notes are not immediately available or who cannot deliver their certificates, this Letter of Transmittal or any other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Eligible Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus.

As used in this Letter of Transmittal, the term “holder” with respect to the Exchange Offer (as defined below) means any person in whose name Eligible Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or the book-entry transfer facility whose name appears on the security listing as the owner of the Eligible Notes.

The undersigned acknowledges receipt of the Prospectus dated                     , 2013 (as it may be amended or supplemented from time to time, the “Prospectus”) of Affinia Group Inc., a Delaware corporation (the “Company”), Affinia Group Intermediate Holdings Inc., Affinia Group Inc.’s direct parent, and certain of Affinia Group Inc.’s subsidiaries (together with Affinia Group Intermediate Holdings Inc., the “Guarantors”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $250,000,000 of the Company’s 7.750% Senior Notes due 2021 issued on April 25, 2013, guaranteed by the Guarantors that were originally sold pursuant to a private offering (collectively, the “Eligible Notes”), for an equal principal amount of the Company’s 7.750% Senior Notes due 2021, guaranteed by the Guarantors, that have been registered under the Securities Act of 1933, as amended (the “Securities Act”) (collectively, the “Exchange Notes”). The Eligible Notes are unconditionally guaranteed (the “Old Guarantees”) by the Guarantors and the Exchange Notes will be unconditionally guaranteed (the “New Guarantees”) by the Guarantors. Upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, the Guarantors offer to issue the New Guarantees with respect to all Exchange Notes issued in the Exchange Offer in exchange for the Old Guarantees of the Eligible Notes for which such Exchange Notes are issued in the Exchange Offer. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the “Exchange Offer” include the Guarantors’ offer to exchange the New Guarantees for the Old Guarantees, references to the “Exchange Notes” include the related New Guarantees and references to the “Eligible Notes” include the related Old Guarantees.

For each Eligible Note accepted for exchange, the holder of such Eligible Note will receive an Exchange Note having a principal amount equal to that of the surrendered Eligible Note. Interest on the notes began accruing from April 25, 2013 at a rate of 7.750% per annum, payable semiannually in arrears on May 1 and November 1 of each year, with payments commencing on May 1, 2014.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY

BEFORE CHECKING ANY BOX BELOW.

List below the Eligible Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts of Eligible Notes should be listed on a separate signed schedule affixed hereto.

All Tendering Holders Complete Box 1:

Box 1* Description of Eligible Notes Tendered Herewith
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s))	Certificate or Registration Number(s) of Eligible Notes**	Aggregate Principal Amount Represented by Eligible Notes	Aggregate Principal Amount of Eligible Notes Being Tendered***

Total:

     *  If the space provided is inadequate, list the certificate numbers and principal amount of Eligible Notes on a separate signed schedule and attach the list to this Letter of Transmittal

  **  Need not be completed by book-entry holders.

***  The minimum permitted tender is $2,000 in principal amount. All tenders must be in a minimum denomination of $2,000 and integral multiples of $1,000 in excess of $2,000 in principal amount. Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate amount represented by such Eligible Notes. See instruction 2.

Box 2 Book Entry Transfer ☐ CHECK HERE IF TENDERED ELIGIBLE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Holders of Eligible Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”) for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Eligible Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Eligible Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

Box 3

Notice of Guaranteed Delivery

(See Instruction 1 below)

☐	CHECK HERE IF TENDERED ELIGIBLE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Name of Eligible Guarantor Institution that Guaranteed Delivery:

Date of Execution of Notice of Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Box 4

Return of Non-Exchanged Eligible Notes

Tendered by Book-Entry Transfer

☐	CHECK HERE IF ELIGIBLE NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ELIGIBLE NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

Box 5

Participating Broker-Dealer

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ELIGIBLE NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the Exchange Notes in the ordinary course of business, it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes, it has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes, and it is not an affiliate of the Company or the Guarantors within the meaning of Rule 405 of the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Eligible Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Eligible Notes acquired other than as a result of market-making activities or other trading activities. Any broker-dealer who purchased Eligible Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of the Eligible Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Eligible Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Eligible Notes as are being tendered herewith.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offer) with respect to the tendered Eligible Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such Eligible Notes, or transfer ownership of such Eligible Notes on the account books maintained by the book-entry transfer facility specified by the holder(s) of the Eligible Notes, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (2) present and deliver such Eligible Notes for transfer on the books of the Company and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Eligible Notes, all in accordance with the terms of the Exchange Offer.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Eligible Notes tendered hereby, (b) when such tendered Eligible Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (c) the Eligible Notes tendered for exchange are not subject to any adverse claims or proxies when accepted by the Company. The undersigned hereby further represents that (i) any Exchange Notes acquired in exchange for Eligible Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (ii) neither the holder of such Eligible Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iii) neither the holder of such Eligible Notes nor any such other person is an “affiliate”, as such term is defined in Rule 405 under the Securities Act, of the Company or any Guarantor, (iv) if such holder is not a broker-dealer, it is not engaged in, and does not intend to engage, in the distribution of the Exchange Notes, and (v) if such holder is a broker-dealer, that it will receive the Exchange Notes for its own account in exchange for such Outstanding Notes that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such Exchange Notes. If the undersigned is a person in the United Kingdom, the undersigned represents that its ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business.

The undersigned also acknowledges that this Exchange Offer is being made based on the Company’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “SEC”) as set forth in no-action letters issued to third parties, including Morgan Stanley & Co. Incorporated (available June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling (available July 2, 1993), or similar no-action letters, that the Exchange Notes issued in exchange for the Eligible Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” of the Company or the Guarantors within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder’s business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If a holder of the Eligible Notes is an affiliate of the Company or the Guarantors, is not acquiring the Exchange Notes in the ordinary course of its business, is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive the Exchange Notes for its own account in exchange for the Eligible Notes, it represents that the Eligible Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Eligible Notes or transfer ownership of such Eligible Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Eligible Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement dated April 25, 2013, among the Company, the guarantors named therein and J.P. Morgan Securities LLC, as representative of the several initial purchasers (the “Registration Rights Agreement”), and that the Company shall have no further obligations or liabilities thereunder except as provided in Section 5 of such agreement. The undersigned will comply with its obligations under the Registration Rights Agreement.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Eligible Notes tendered hereby and, in such event, the Eligible Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under “The Exchange Offer—Conditions to the Exchange Offer” occur.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, administrators, trustees in bankruptcy and legal representatives of the undersigned. Tendered Eligible Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the last business day on which the Exchange Offer remains open in accordance with the procedures set forth in the terms of this Letter of Transmittal.

Unless otherwise indicated herein in the box entitled “Special Registration Instructions” below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing the Eligible Notes for any Eligible Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Eligible Notes, please credit the account indicated above. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing the Eligible Notes for any Eligible Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Eligible Notes Tendered Herewith.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ELIGIBLE NOTES TENDERED HEREWITH” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ELIGIBLE NOTES AS SET FORTH IN SUCH BOX.

Box 6
SPECIAL REGISTRATION INSTRUCTIONS
(See Instructions 4 and 5)

To be completed ONLY if certificates for the Eligible Notes not tendered and/or certificates for the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Eligible Notes whose name(s) appear(s) above.

Issue:	☐ Eligible Notes not tendered to:
☐ Exchange Notes to:

Name(s):
(Please Type or Print)

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number.

Taxpayer Identification Number or Social Security Number:

Box 7

SPECIAL REGISTRATION INSTRUCTIONS
(See Instructions 4 and 5)

To be completed ONLY if certificates for the Eligible Notes not tendered and/or certificates for the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Eligible Notes whose name(s) appear(s) above.

Issue:	☐ Eligible Notes not tendered to:
☐ Exchange Notes to:

Name(s):
(Please Type or Print)

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number.

Taxpayer Identification Number or Social Security Number:

Box 8

TENDERING HOLDER(S) SIGN HERE
(Complete accompanying Substitute Form W-9 or applicable Form W-8)

Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Eligible Notes) of the Eligible Notes exactly as their name(s) appear(s) on the Eligible Notes hereby tendered or by any person(s) authorized to become the registered holder(s) by properly completed bond powers or endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 4.

(Signature(s) of Holder(s))

Date:

Name(s):
(Please Type or Print)

Capacity (full title):

Address:
(Including Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:

GUARANTEE OF SIGNATURE(S)
(If Required—See Instruction 4)

Authorized Signature:

Date:

Name:

Title:

Name of Firm:

Address of Firm:
(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:

Box 9

PAYER’S NAME: AFFINIA GROUP INC.

Substitute Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Name Social Security Number OR Employee Identification Number Part 3—Awaiting TIN ☐

Part 2—Certification—UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATE INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here

	Signature:	Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W- 9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE

FOLLOWING CERTIFICATE IF

YOU CHECKED THE BOX IN PART 3 OF

THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld and, if the Exchange Agent is not provided with a taxpayer identification number within 60 days, such amounts will be paid over to the Internal Revenue Service.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the payee (You) to Give the Payer.—Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the SOCIAL SECURITY number of—
1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account, or if combined account, the first individual on the account[1]

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]

4. a. Theusual revocable savings trust account (grantor is also trustee)	The grantor-trustee[1]

b. So-calledtrust that is not a legal or valid trust under state law	The actual owner[1]

5. Sole proprietorship or disregarded entity owned by an individual	The owner[3]

For this type of account:	Give the EMPLOYER IDENTIFICATION number of
6. Disregarded entity not owned by an individual	The owner
7. A valid trust, estate, or pension trust	The legal entity[4]

8. Corporate	The corporation

9. Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization

10. Partnership	The partnership

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
2.	Circle the minor’s name and furnish the minor’s social security number.
3.	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
4.	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

—	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
—	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
—	An international organization or any agency or instrumentality thereof.
—	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

—	A corporation.
—	A financial institution.
—	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
—	A real estate investment trust.
—	A common trust fund operated by a bank under Section 584(a).
—	An entity registered at all times during the tax year under the Investment Company Act of 1940.
—	A middleman known in the investment community as a nominee or custodian.
—	A futures commission merchant registered with the Commodity Futures Trading Commission.
—	A foreign central bank of issue.
—	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

—	Payments to nonresident aliens subject to withholding under Section 1441.
—	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
—	Payments of patronage dividends not paid in money.
—	Payments made by certain foreign organizations.
—	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

—	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.
—	Payments described in Section 6049(b)(5) to nonresident aliens.
—	Payments on tax-free covenant bonds under Section 1451.
—	Payments made by certain foreign organizations.
—	Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice.—Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to the payer. Certain penalties may also apply.

Penalties

(1)  Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  Civil Penalty for False Information with Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)  Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

General

Please do not send certificates for Eligible Notes directly to the Company. Your certificates for Eligible Notes, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address set forth on the first page hereof. The method of delivery of Eligible Notes, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. A holder of Eligible Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Eligible Notes) may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Eligible Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, (ii) complying with the procedure for book-entry transfer described below or (iii) complying with the guaranteed delivery procedures described below.

Holders who wish to tender their Eligible Notes and (i) whose Eligible Notes are not immediately available or (ii) who cannot deliver their Eligible Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot comply with the book-entry transfer procedures on a timely basis, must tender their Eligible Notes pursuant to the guaranteed delivery procedure set forth in “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus and by completing Box 3. Holders may tender their Eligible Notes if: (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) the Exchange Agent receives from such Eligible Guarantor Institution, on or prior to the Expiration Date, either a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal (by facsimile transmission, mail or hand delivery) or a properly transmitted Agent’s Message and Notice of Guaranteed Delivery that (a) sets forth the name and address of the holder of Eligible Notes, if applicable, the certificate number(s) of the Eligible Notes to be tendered and the principal amount of Eligible Notes tendered; (b) states that the tender is being made thereby; and (c) guarantees that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal, or a facsimile thereof, together with the Eligible Notes or a book-entry confirmation, and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; and (iii) the Exchange Agent receives a properly completed and executed Letter of Transmittal, or facsimile thereof, together with the certificate(s) representing all tendered Eligible Notes in proper form or a confirmation of book-entry transfer of the Eligible Notes into the Exchange Agent’s account at DTC and all other documents required by this Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Any Holder who wishes to tender Eligible Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Eligible Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

No alternative, conditional, irregular or contingent tenders will be accepted. Each tendering holder, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Eligible Notes for exchange.

2. Partial Tenders; Withdrawals. Tenders of Eligible Notes will be accepted only in the principal amount of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of Eligible Notes evidenced by a submitted certificate is tendered, the tendering holder(s) must fill in the aggregate principal amount of Eligible Notes tendered in the appropriate column in Box 1 above. A newly issued certificate for the Eligible Notes submitted but not tendered will be sent to such holder promptly after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Eligible Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise clearly indicated. Eligible Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the 5:00 P.M., New York City time, on the last business day on which the Exchange Offer remains open, after which tenders of Eligible Notes are irrevocable.

To be effective with respect to the tender of Eligible Notes, a written notice of withdrawal (which may be by telegram, telex, facsimile or letter) must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Company notifies the Exchange Agent that it has accepted the tender of Eligible Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Eligible Notes to be withdrawn; (iii) identify the Eligible Notes to be withdrawn (including the principal amount of such Eligible Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Eligible Notes and the principal amount of Eligible Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Eligible Notes exchanged; (v) specify the name in which any such Eligible Notes are to be registered, if different from that of the withdrawing holder; and (vi) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). If certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the holder must also submit (a) the serial numbers of the particular certificates to be withdrawn and (b) a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution unless the holder is an Eligible Guarantor Institution. The Exchange Agent will return the properly withdrawn Eligible Notes promptly following receipt of notice of withdrawal. If Eligible Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Eligible Notes or otherwise comply with the book-entry transfer facility’s procedures. All questions as to the validity, form and eligibility of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

Any Eligible Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Eligible Notes which have been tendered for exchange but which are not accepted for exchange for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Eligible Notes tendered by book-entry transfer into the Exchange Agent’s account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Eligible Notes will be credited to an account with such book-entry transfer facility specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Eligible Notes may be retendered by following one of the procedures described under the caption “The Exchange Offers—Procedures for Tendering” in the Prospectus at any time prior to the Expiration Date.

Neither the Issuer, any affiliate or assigns of the Issuer, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

3. Beneficial Owner Instructions. Only a holder of Eligible Notes (i.e., a person in whose name Eligible Notes are registered on the books of the registrar or, or, in the case of Eligible Notes held through book-entry, such book-entry transfer facility specified by the holder), or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Eligible Notes who wishes to accept the Exchange Offer must arrange promptly for the appropriate holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate holder of the “Instructions to Registered Holder from Beneficial Owner” form accompanying this Letter of Transmittal.

4. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Eligible Notes) of the Eligible Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates (or on such security listing) without alteration, addition, enlargement or any change whatsoever.

If any of the Eligible Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Eligible Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Eligible Notes.

When this Letter of Transmittal is signed by the registered holder(s) of Eligible Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Eligible Notes) listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If, however, this Letter of Transmittal is signed by a person other than the registered holder(s) of the Eligible Notes listed or the Exchange Notes are to be issued, or any untendered Eligible Notes are to be reissued, to a person other than the registered holder(s) of the Eligible Notes, such Eligible Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in each case signed exactly as the name or names of the registered holder(s) appear(s) on the Eligible Notes and the signatures on such instruments must be guaranteed by an Eligible Guarantor Institution. If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, submit proper evidence satisfactory to the Company, in its sole discretion, of such persons’ authority to so act.

Endorsements on certificates for the Eligible Notes or signatures on bond powers required by this instruction 4 must be guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”).

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Eligible Notes are tendered: (i) by a registered holder (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Eligible Notes) who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution.

5. Special Registration and Delivery Instructions. Tendering holders should indicate, in the applicable Box 6 or Box 7, the name and address in/to which the Exchange Notes and/or certificates for Eligible Notes not exchanged are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated. A holder tendering the Eligible Notes by book-entry transfer may request that the Eligible Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate. See Box 4.

If no such instructions are given, the Exchange Notes (and any Eligible Notes not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder’s account at the applicable book-entry transfer facility.

6. Transfer Taxes. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of the Eligible Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes are delivered to or issued in the name of a person other than the registered holder, or if a transfer tax is imposed for any reason other than the transfer and exchange of Eligible Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Eligible Notes listed in this Letter of Transmittal.

7. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8. Mutilated, Lost, Stolen or Destroyed Securities. Any holder whose Eligible Notes have been mutilated, lost, stolen or destroyed, should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been completed.

9. No Conditional Tenders; No Notice of Irregularities. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Eligible Notes for exchange. The Company reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Eligible Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Eligible Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Eligible Notes, neither the Company, the Exchange Agent nor any other person is under any obligation to give such notice nor shall they incur any liability for failure to give such notification. Tenders of Eligible Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Eligible Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder promptly following the Expiration Date.

10. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF ELIGIBLE NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a tendering holder whose Eligible Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Exchange Agent with either (i) such holder’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Eligible Notes is awaiting a TIN), (B) that the holder of Eligible Notes is not subject to backup withholding because (x) such holder of Eligible Notes is exempt from backup withholding, (y) such holder of Eligible Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder of Eligible Notes that he or she is no longer subject to backup withholding and (C) that the holder of Eligible Notes is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Eligible Notes is an individual, the TIN is such holder’s social security number. If the Exchange Agent is not provided with the correct TIN, the holder of Eligible Notes may also be subject to certain penalties imposed by the Internal Revenue Service and any reportable payments that are made to such holder may be subject to backup withholding (see below).

Certain holders of Eligible Notes (including, among others, generally all corporations and certain foreign holders) are not subject to these backup withholding and reporting requirements. However, exempt holders of Eligible Notes should indicate their exempt status on the Substitute Form W-9 by writing “Exempt” in Part 2 of the Form. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign holder to qualify as an exempt recipient, the holder must submit a Form W-8BEN (or other applicable Form W-8), signed under penalties of perjury, attesting to that holder’s exempt status. A Form W-8BEN (or other applicable Form W-8) can be obtained from the Exchange Agent or the Internal Revenue Service website at www.irs.gov. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. Holders are encouraged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any reportable payments made to the holder of Eligible Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

A holder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the surrendering holder of Eligible Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Eligible Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all reportable payments made prior to the time a properly certified TIN is provided to the Exchange Agent and, if the Exchange Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. The holder of Eligible Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Eligible Notes. If the Eligible Notes are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.